Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
December 31, 2006
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
December 31, 2006

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that have been placed in run-off.

•	Corporate & Other Non-Core segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims and interest expense on corporate debt.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note O of the Condensed Consolidated Financial Statements within the September 30, 2006 Form 10-Q for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

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CNA Financial Corporation
Supplemental Financial Information
NON-GAAP FINANCIAL MEASURES
The results and ratios before the impact of significant commutations and catastrophes, presented on pages 15 through 18 of this financial supplement, are non-GAAP financial measures that are not a full financial presentation in accordance with GAAP. These pages also present the most comparable GAAP measures (i.e., the results and ratios after the impact of significant commutations and catastrophes) in order to facilitate the reconciliation of these non-GAAP measures.

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CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations
PERIOD ENDED DECEMBER 31

	Three Months			Twelve Months
			Fav /			Fav /
			(Unfav)			(Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,899	$1,885	1%	$7,603	$7,569	—%
Net investment income	690	547	26	2,412	1,892	27
Realized investment gains (losses), net of participating policyholders’ and minority interests	154	(84)	N/M	86	(10)	N/M
Other revenues	100	60	67	275	411	(33)

Total revenues	2,843	2,408	18	10,376	9,862	5

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,601	2,113	24	6,047	6,999	14
Amortization of deferred acquisition costs	402	375	(7)	1,534	1,543	1
Other operating expenses	304	268	(13)	1,027	1,034	1
Restructuring and other related charges	—	—	N/M	(13)	—	N/M
Interest	38	28	(36)	131	124	(6)

Total claims, benefits and expenses	2,345	2,784	16	8,726	9,700	10

Income (loss) before income tax and minority interest	498	(376)	N/M	1,650	162	N/M
Income tax (expense) benefit	(130)	158	(182)	(469)	105	N/M
Minority interest	(12)	(8)	(50)	(44)	(24)	(83)

Income (loss) from continuing operations	356	(226)	N/M	1,137	243	N/M
Income (loss) from discontinued operations, net of tax	(27)	9	N/M	(29)	21	N/M

Net income (loss)	$329	$(217)	N/M %	$1,108	$264	N/M %

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income (Loss), Per Share Data and Return on Equity

PERIOD ENDED DECEMBER 31	Three Months				Twelve Months
			Fav /				Fav /
			(Unfav)				(Unfav)
(In millions, except per share data)	2006	2005	% Change		2006	2005	% Change

COMPONENTS OF NET INCOME (LOSS)
Net operating income (loss)	$248	$(172)	N/M	%	$1,070	$253	N/M	%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	108	(54)	N/M		67	(10)	N/M

Income (loss) from continuing operations	356	(226)	N/M		1,137	243	N/M
Income (loss) from discontinued operations, net of tax	(27)	9	N/M		(29)	21	N/M

Net income (loss)	$329	$(217)	N/M	%	$1,108	$264	N/M	%

BASIC EARNINGS (LOSS) PER SHARE
Income (loss) from continuing operations	$1.33	$(0.95)	N/M	%	$4.17	$0.68	N/M	%
Income (loss) from discontinued operations, net of tax	(0.10)	0.03	N/M		(0.11)	0.08	N/M

Basic earnings (loss) per share available to common stockholders (1)	$1.23	$(0.92)	N/M	%	$4.06	$0.76	N/M	%

DILUTED EARNINGS (LOSS) PER SHARE
Income (loss) from continuing operations	$1.32	$(0.95)	N/M	%	$4.16	$0.68	N/M	%
Income (loss) from discontinued operations, net of tax	(0.10)	0.03	N/M		(0.11)	0.08	N/M

Diluted earnings (loss) per share available to common stockholders (1)	$1.22	$(0.92)	N/M	%	$4.05	$0.76	N/M	%

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	271.0	256.0			262.1	256.0

Diluted	271.3	256.0			262.3	256.0

RETURN ON EQUITY
Net income (loss) (2)	13.8%	(9.6)%			11.8%	2.9%

Net operating income (loss) (3)	11.0	(7.9)			12.0	3.0

(1)	The twelve months ended December 31, 2006 per share results available to common stockholders are reduced by $46 million, or $0.17 per share, of undeclared but accumulated preferred stock dividends. The three and twelve months ended December 31, 2005 per share results available to common stockholders are reduced by $18 million and $70 million, or $0.07 per share and $0.27 per share, of undeclared but accumulated preferred stock dividends. The undeclared but accumulated preferred stock dividends relate to the Company’s Series H Cumulative Preferred Stock which was repurchased from Loews on August 8, 2006.

(2)	Annualized net income divided by the average stockholders’ equity including accumulated other comprehensive income (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(3)	Annualized net operating income divided by the average stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	December 31, 2006	December 31, 2005

Total assets	$60,283	$59,016
Insurance reserves	41,080	42,436
Debt	2,156	1,690
Total liabilities	50,180	49,775
Minority interest	335	291
Accumulated other comprehensive income	549	359
Total stockholders’ equity	9,768	8,950

Book value per common share (1)	$36.03	$31.26

Book value per common share excluding AOCI (1)	$34.00	$29.85

Outstanding shares of common stock (in millions of shares)	271.1	256.0

THREE MONTHS ENDED DECEMBER 31

(In millions)	2006	2005

Net cash flows provided by operating activities (2)	$467	$709
Net cash flows used by investing activities	(156)	(520)
Net cash flows used by financing activities	(323)	(170)

Net cash flows	$(12)	$19

TWELVE MONTHS ENDED DECEMBER 31

(In millions)	2006	2005

Net cash flows provided by operating activities (2)	$2,250	$2,169
Net cash flows used by investing activities	(1,646)	(1,316)
Net cash flows used by financing activities	(605)	(837)

Net cash flows	$(1)	$16

(1)	Book value per common share as of December 31, 2006 and December 31, 2005 excludes $0 million and $750 million of preferred stock (Series H) and $0 million and $197 million of undeclared but accumulated dividends. The undeclared but accumulated preferred stock dividends relate to the Company’s Series H Cumulative Preferred Stock which was repurchased from Loews on August 8, 2006.

(2)	Operating cash flows for the three and twelve months ended December 31, 2006 include $(11) million and $(11) million related to discontinued operations. Operating cash flows for the three and twelve months ended December 31, 2005 include $(14) million and $(47) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Data
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES

(In millions)	Standard Lines	Specialty Lines	P&C Operations

As of December 31, 2006
Gross	$14,934	$5,529	$20,463
Ceded	3,068	1,258	4,326

Net	$11,866	$4,271	$16,137

As of December 31, 2005
Gross	$15,084	$5,205	$20,289
Ceded	3,838	1,411	5,249

Net	$11,246	$3,794	$15,040

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES

	Life & Group	Corporate &
(In millions)	Non-Core	Other Non-Core	Total Operations

As of December 31, 2006
Gross	$3,134	$6,039	$29,636
Ceded	1,278	2,587	8,191

Net	$1,856	$3,452	$21,445

As of December 31, 2005
Gross	$3,277	$7,372	$30,938
Ceded	1,440	3,916	10,605

Net	$1,837	$3,456	$20,333

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward
THREE MONTHS ENDED DECEMBER 31, 2006

				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$14,822	$5,507	$20,329	$3,269	$6,543	$30,141
Ceded	3,221	1,342	4,563	1,398	3,130	9,091

Net	11,601	4,165	15,766	1,871	3,413	21,050

Net incurred claim & claim adjustment expenses	859	389	1,248	114	101	1,463

Net claim & claim adjustment expense payments	(594)	(283)	(877)	(129)	(62)	(1,068)

Claim & claim adjustment expense reserves, end of period
Net	11,866	4,271	16,137	1,856	3,452	21,445
Ceded	3,068	1,258	4,326	1,278	2,587	8,191

Gross	$14,934	$5,529	$20,463	$3,134	$6,039	$29,636

TWELVE MONTHS ENDED DECEMBER 31, 2006

				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$15,084	$5,205	$20,289	$3,277	$7,372	$30,938
Ceded	3,838	1,411	5,249	1,440	3,916	10,605

Net	11,246	3,794	15,040	1,837	3,456	20,333

Net incurred claim & claim adjustment expenses	3,138	1,546	4,684	438	200	5,322

Net claim & claim adjustment expense payments (1)	(2,518)	(1,069)	(3,587)	(419)	(204)	(4,210)

Claim & claim adjustment expense reserves, end of period
Net	11,866	4,271	16,137	1,856	3,452	21,445
Ceded	3,068	1,258	4,326	1,278	2,587	8,191

Gross	$14,934	$5,529	$20,463	$3,134	$6,039	$29,636

(1)	Net claim & claim adjustment expense payments for the twelve months ended December 31, 2006 include a $761 million reduction related to the commutation of the CCC Cover.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	December 31, 2006		September 30, 2006		December 31, 2005
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$23,238	$23,254	$20,304	$20,350	$16,988	$16,972
Fixed maturities — tax exempt	3,307	3,351	2,651	2,701	7,579	7,631
Equities	236	475	227	399	221	374
Short-term investments	5,329	5,330	8,177	8,178	3,715	3,714
Limited partnership investments	1,605	1,605	1,485	1,485	1,223	1,223
Other	26	26	30	29	34	32

Total investments	$33,741	$34,041	$32,874	$33,142	$29,760	$29,946

Net receivable/(payable)	$(6)		$81		$266
Securities lending collateral	(2,851)		(2,377)		(742)

Life & Group Non-Core:
Fixed maturities — taxable	$6,981	$7,451	$6,923	$7,363	$6,574	$7,053
Fixed maturities — tax exempt	1,609	1,795	1,579	1,736	1,475	1,578
Equities	172	182	168	177	290	307
Short-term investments	380	380	283	282	523	524
Limited partnership investments	247	247	238	238	286	286
Other	—	—	1	1	1	1

Total investments	$9,389	$10,055	$9,192	$9,797	$9,149	$9,749

Net receivable/(payable)	$(2)		$34		$84
Securities lending collateral	—		(8)		(25)

Total investments	$43,130	$44,096	$42,066	$42,939	$38,909	$39,695

Total net receivable/(payable)	$(8)		$115		$350
Total securities lending collateral	(2,851)		(2,385)		(767)
The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $90 million, $91 million and $86 million as of December 31, 2006, September 30, 2006 and December 31, 2005 where the net receivable/(payable) balance does not relate to the change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations
THREE MONTHS ENDED
DECEMBER 31

	Standard Lines			Specialty Lines			P&C Operations
			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$1,483	$1,455	2%	$759	$728	4%	$2,242	$2,183	3%
Net written premiums	1,039	1,030	1	648	625	4	1,687	1,655	2

Net earned premiums	1,103	1,077	2	640	644	(1)	1,743	1,721	1
Net investment income	286	227	26	116	84	38	402	311	29
Other revenues	47	24	96	42	30	40	89	54	65

Total operating revenues	1,436	1,328	8	798	758	5	2,234	2,086	7

Claims, benefits and expenses:
Net incurred claims and benefits	796	1,107	28	389	459	15	1,185	1,566	24
Policyholders’ dividends	6	3	(100)	1	1	—	7	4	(75)
Amortization of deferred acquisition costs	256	229	(12)	143	142	(1)	399	371	(8)
Other insurance related expenses	100	126	21	36	22	(64)	136	148	8
Other expenses	70	28	(150)	36	27	(33)	106	55	(93)

Total claims, benefits and expenses	1,228	1,493	18	605	651	7	1,833	2,144	15

Operating income (loss) before income tax and minority interest	208	(165)	N/M	193	107	80	401	(58)	N/M
Income tax (expense) benefit on operating income (loss)	(51)	69	(174)	(64)	(33)	(94)	(115)	36	N/M
Minority interest	(3)	(2)	(50)	(8)	(6)	(33)	(11)	(8)	(38)

Net operating income (loss) from continuing operations	154	(98)	N/M	121	68	78	275	(30)	N/M

Realized investment gains (losses), net of participating policyholders’ and minority interests	82	(51)	N/M	32	(11)	N/M	114	(62)	N/M
Income tax (expense) benefit on realized investment gains (losses)	(23)	18	N/M	(12)	4	N/M	(35)	22	N/M

Net income (loss) from continuing operations	$213	$(131)	N/M %	$141	$61	131%	$354	$(70)	N/M %

Financial Ratios
Loss & LAE	72.2%	102.8%		60.8%	71.2%		68.0%	91.0%
Acquisition expense	18.1	19.1		18.8	19.0		18.3	19.1
Underwriting expense	14.1	13.9		9.1	6.6		12.4	11.0
Dividends	0.4	0.3		0.2	0.1		0.3	0.3

Expense ratio, including dividends	32.6	33.3		28.1	25.7		31.0	30.4

Combined ratio	104.8%	136.1%		88.9%	96.9%		99.0%	121.4%

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations
THREE MONTHS ENDED
DECEMBER 31

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Net earned premiums	$1,743	$1,721	$159	$165	(4)%	$(3)	$(1)	(200)%	$1,899	$1,885	1%
Net investment income	402	311	194	162	20	94	74	27	690	547	26
Other revenues	89	54	22	17	29	(11)	(11)	—	100	60	67

Total operating revenues	2,234	2,086	375	344	9	80	62	29	2,689	2,492	8

Claims, benefits and expenses:
Net incurred claims and benefits	1,185	1,566	309	300	(3)	100	241	59	1,594	2,107	24
Policyholders’ dividends	7	4	—	2	N/M	—	—	N/M	7	6	(17)
Amortization of deferred acquisition costs	399	371	2	4	50	1	—	N/M	402	375	(7)
Other insurance related expenses	136	148	60	63	5	(2)	14	114	194	225	14
Other expenses	106	55	18	18	—	24	(2)	N/M	148	71	(108)

Total claims, benefits and expenses	1,833	2,144	389	387	(1)	123	253	51	2,345	2,784	16

Operating income (loss) before income tax and minority interest	401	(58)	(14)	(43)	67	(43)	(191)	77	344	(292)	N/M
Income tax (expense) benefit on operating income (loss)	(115)	36	13	21	(38)	18	71	(75)	(84)	128	(166)
Minority interest	(11)	(8)	—	—	N/M	(1)	—	N/M	(12)	(8)	(50)

Net operating income (loss) from continuing operations	275	(30)	(1)	(22)	95	(26)	(120)	78	248	(172)	N/M

Realized investment gains (losses), net of participating policyholders’ and minority interests	114	(62)	6	(22)	127	34	—	N/M	154	(84)	N/M
Income tax (expense) benefit on realized investment gains (losses)	(35)	22	(2)	8	(125)	(9)	—	N/M	(46)	30	N/M

Net income (loss) from continuing operations	$354	$(70)	$3	$(36)	108%	$(1)	$(120)	99%	$356	$(226)	N/M %

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Other Financial Data					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2006	2005	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$2,242	$2,183	$176	$214	(18)%	$1	$76	(99)%	$2,419	$2,473	(2)%
Net written premiums	1,687	1,655	162	159	2	(3)	(1)	(200)	1,846	1,813	2
Net earned premiums	1,743	1,721	157	162	(3)	(3)	(2)	(50)	1,897	1,881	1

Financial Ratios
Loss & LAE	68.0%	91.0%	N/M %	N/M %		N/M %	N/M %		79.6%	109.0%
Acquisition expense	18.3	19.1	N/M	N/M		N/M	N/M		17.8	18.5
Underwriting expense	12.4	11.0	N/M	N/M		N/M	N/M		13.6	13.1
Dividends	0.3	0.3	N/M	N/M		N/M	N/M		0.3	0.2

Expense ratio, including dividends	31.0	30.4	N/M	N/M		N/M	N/M		31.7	31.8

Combined ratio	99.0%	121.4%	N/M %	N/M %		N/M %	N/M %		111.3%	140.8%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations
TWELVE MONTHS ENDED
DECEMBER 31

	Standard Lines			Specialty Lines			P&C Operations
			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$6,209	$5,986	4%	$3,078	$2,947	4%	$9,287	$8,933	4%
Net written premiums	4,433	4,382	1	2,596	2,463	5	7,029	6,845	3

Net earned premiums	4,413	4,410	—	2,555	2,475	3	6,968	6,885	1
Net investment income	991	767	29	403	281	43	1,394	1,048	33
Other revenues	96	98	(2)	154	124	24	250	222	13

Total operating revenues	5,500	5,275	4	3,112	2,880	8	8,612	8,155	6

Claims, benefits and expenses:
Net incurred claims and benefits	3,093	3,857	20	1,546	1,617	4	4,639	5,474	15
Policyholders’ dividends	18	19	5	4	4	—	22	23	4
Amortization of deferred acquisition costs	981	986	1	538	532	(1)	1,519	1,518	—
Other insurance related expenses	393	444	11	145	115	(26)	538	559	4
Restructuring and other related charges	—	—	N/M	—	—	N/M	—	—	N/M
Other expenses	128	110	(16)	139	108	(29)	267	218	(22)

Total claims, benefits and expenses	4,613	5,416	15	2,372	2,376	—	6,985	7,792	10

Operating income (loss) before income tax and minority interest	887	(141)	N/M	740	504	47	1,627	363	N/M
Income tax (expense) benefit on operating income (loss)	(258)	110	N/M	(245)	(154)	(59)	(503)	(44)	N/M
Minority interest	(12)	(10)	(20)	(31)	(14)	(121)	(43)	(24)	(79)

Net operating income (loss) from continuing operations	617	(41)	N/M	464	336	38	1,081	295	N/M

Realized investment gains, net of participating policyholders’ and minority interests	76	20	N/M	28	14	100	104	34	N/M
Income tax expense on realized investment gains	(21)	(11)	(91)	(10)	(2)	N/M	(31)	(13)	(138)

Net income (loss) from continuing operations	$672	$(32)	N/M %	$482	$348	39%	$1,154	$316	N/M %

Financial Ratios
Loss & LAE	70.1%	87.5%		60.5%	65.3%		66.6%	79.5%
Acquisition expense	18.1	19.8		18.3	19.5		18.2	19.7
Underwriting expense	13.0	12.6		8.4	6.6		11.3	10.5
Dividends	0.4	0.4		0.2	0.2		0.3	0.3

Expense ratio, including dividends	31.5	32.8		26.9	26.3		29.8	30.5

Combined ratio	101.6%	120.3%		87.4%	91.6%		96.4%	110.0%

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations
TWELVE MONTHS ENDED
DECEMBER 31

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Net earned premiums	$6,968	$6,885	$641	$704	(9)%	$(6)	$(20)	70%	$7,603	$7,569	—%
Net investment income	1,394	1,048	698	593	18	320	251	27	2,412	1,892	27
Other revenues	250	222	66	95	(31)	(41)	94	(144)	275	411	(33)

Total operating revenues	8,612	8,155	1,405	1,392	1	273	325	(16)	10,290	9,872	4

Claims, benefits and expenses:
Net incurred claims and benefits	4,639	5,474	1,195	1,160	(3)	191	341	44	6,025	6,975	14
Policyholders’ dividends	22	23	—	1	N/M	—	—	N/M	22	24	8
Amortization of deferred acquisition costs	1,519	1,518	14	22	36	1	3	67	1,534	1,543	1
Other insurance related expenses	538	559	201	257	22	18	13	(38)	757	829	9
Restructuring and other related charges	—	—	—	—	N/M	(13)	—	N/M	(13)	—	N/M
Other expenses	267	218	58	61	5	76	50	(52)	401	329	(22)

Total claims, benefits and expenses	6,985	7,792	1,468	1,501	2	273	407	33	8,726	9,700	10

Operating income (loss) before income tax and minority interest	1,627	363	(63)	(109)	42	—	(82)	N/M	1,564	172	N/M
Income tax (expense) benefit on operating income (loss)	(503)	(44)	49	58	(16)	4	91	(96)	(450)	105	N/M
Minority interest	(43)	(24)	—	—	N/M	(1)	—	N/M	(44)	(24)	(83)

Net operating income (loss) from continuing operations	1,081	295	(14)	(51)	73	3	9	(67)	1,070	253	N/M

Realized investment gains (losses), net of participating policyholders’ and minority interests	104	34	(50)	(30)	(67)	32	(14)	N/M	86	(10)	N/M
Income tax (expense) benefit on realized investment gains (losses)	(31)	(13)	17	11	55	(5)	2	N/M	(19)	—	N/M

Net income (loss) from continuing operations	$1,154	$316	$(47)	$(70)	33%	$30	$(3)	N/M %	$1,137	$243	N/M %

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Other Financial Data					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2006	2005	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$9,287	$8,933	$734	$916	(20)%	$18	$930	(98)%	$10,039	$10,779	(7)%
Net written premiums	7,029	6,845	633	694	(9)	(7)	(30)	77	7,655	7,509	2
Net earned premiums	6,968	6,885	633	693	(9)	(6)	(20)	70	7,595	7,558	—

Financial Ratios
Loss & LAE	66.6%	79.5%	N/M %	N/M %		N/M %	N/M %		75.7%	89.4%
Acquisition expense	18.2	19.7	N/M	N/M		N/M	N/M		17.8	19.4
Underwriting expense	11.3	10.5	N/M	N/M		N/M	N/M		12.2	11.8
Dividends	0.3	0.3	N/M	N/M		N/M	N/M		0.3	0.3

Expense ratio, including dividends	29.8	30.5	N/M	N/M		N/M	N/M		30.3	31.5

Combined ratio	96.4%	110.0%	N/M %	N/M %		N/M %	N/M %		106.0%	120.9%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations and Corporate & Other Non-Core Segment — Net Accident Year Catastrophe Losses

CATASTROPHE LOSSES (PRETAX)				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total

Three months ended December 31, 2006	$16	$3	$19	$—	$19
Twelve months ended December 31, 2006 (1)	54	5	59	—	59

Three months ended December 31, 2005 (2)	$46	$4	$50	$—	$50
Twelve months ended December 31, 2005 (2)	470	23	493	—	493

CATASTROPHE LOSSES (AFTER-TAX)				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total

Three months ended December 31, 2006	$10	$2	$12	$—	$12
Twelve months ended December 31, 2006 (1)	35	3	38	—	38

Three months ended December 31, 2005 (2)	$30	$3	$33	$—	$33
Twelve months ended December 31, 2005 (2)	305	15	320	—	320

(1)	For the twelve months ended December 31, 2006, the above amounts exclude a release of $8 million pretax ($6 million after-tax) of insurance bad debt related to the third quarter 2005 hurricanes.

(2)	For the three and twelve months ended December 31, 2005, the above amounts exclude $6 million pretax ($4 million after-tax) and $27 million pretax ($18 million after-tax) of reinstatement premium. For the twelve months ended December 31, 2005, the above amounts exclude $8 million pretax ($6 million after-tax) of insurance bad debt related to the third quarter 2005 hurricanes and a $15 million pretax ($10 million after-tax) reduction of estimated hurricane-related assessments related to the third quarter 2004 hurricanes. For the three and twelve months ended December 31, 2005, the above amounts include losses of $47 million pretax ($31 million after-tax) and $481 million pretax ($313 million after-tax) related to Hurricanes Katrina, Wilma, Rita, Dennis and Ophelia.

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

(In millions)	Standard Lines
	1Q05	2Q05	3Q05	4Q05	2005	1Q06	2Q06	3Q06	4Q06	2006
Limited partnership income	$42	$22	$38	$37	$139	$38	$27	$23	$62	$150
Interest on funds withheld and other deposits	(18)	(34)	(34)	(19)	(105)	(14)	(22)	(8)	(3)	(47)
Income (loss) from trading securities	1	—	1	—	2	—	—	—	—	—
Other investment income	158	183	181	209	731	204	233	224	227	888

Net investment income	$183	$171	$186	$227	$767	$228	$238	$239	$286	$991

	Specialty Lines
	1Q05	2Q05	3Q05	4Q05	2005	1Q06	2Q06	3Q06	4Q06	2006
Limited partnership income	$13	$7	$12	$13	$45	$13	$10	$8	$24	$55
Interest on funds withheld and other deposits	(12)	(1)	(2)	(2)	(17)	(2)	(1)	(1)	(1)	(5)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—	—
Other investment income	55	61	64	73	253	76	90	94	93	353

Net investment income	$56	$67	$74	$84	$281	$87	$99	$101	$116	$403

	P&C Operations
	1Q05	2Q05	3Q05	4Q05	2005	1Q06	2Q06	3Q06	4Q06	2006
Limited partnership income	$55	$29	$50	$50	$184	$51	$37	$31	$86	$205
Interest on funds withheld and other deposits	(30)	(35)	(36)	(21)	(122)	(16)	(23)	(9)	(4)	(52)
Income (loss) from trading securities	1	—	1	—	2	—	—	—	—	—
Other investment income	213	244	245	282	984	280	323	318	320	1,241

Net investment income	$239	$238	$260	$311	$1,048	$315	$337	$340	$402	$1,394

	Life & Group Non-Core
	1Q05	2Q05	3Q05	4Q05	2005	1Q06	2Q06	3Q06	4Q06	2006
Limited partnership income	$9	$1	$8	$4	$22	$10	$8	$6	$10	$34
Interest on funds withheld and other deposits	—	—	—	—	—	—	—	—	—	—
Income (loss) from trading securities	(31)	14	40	22	45	42	(9)	30	40	103
Other investment income	128	131	131	136	526	135	139	143	144	561

Net investment income	$106	$146	$179	$162	$593	$187	$138	$179	$194	$698

	Corporate & Other Non-Core
	1Q05	2Q05	3Q05	4Q05	2005	1Q06	2Q06	3Q06	4Q06	2006
Limited partnership income	$15	$8	$14	$11	$48	$13	$8	$9	$19	$49
Interest on funds withheld and other deposits	(9)	(15)	(14)	(6)	(44)	(9)	(7)	(1)	1	(16)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—	—
Other investment income	55	62	61	69	247	64	76	73	74	287

Net investment income	$61	$55	$61	$74	$251	$68	$77	$81	$94	$320

	Total Operations
	1Q05	2Q05	3Q05	4Q05	2005	1Q06	2Q06	3Q06	4Q06	2006
Limited partnership income	$79	$38	$72	$65	$254	$74	$53	$46	$115	$288
Interest on funds withheld and other deposits	(39)	(50)	(50)	(27)	(166)	(25)	(30)	(10)	(3)	(68)
Income (loss) from trading securities	(30)	14	41	22	47	42	(9)	30	40	103
Other investment income	396	437	437	487	1,757	479	538	534	538	2,089

Net investment income	$406	$439	$500	$547	$1,892	$570	$552	$600	$690	$2,412

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary
PERIOD ENDED DECEMBER 31

	Three Months			Twelve Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change

Property & Casualty Companies
Gross written premiums	$2,278	$2,278	—%	$9,497	$10,226	(7)%
Net written premiums	1,701	1,693	—	7,157	7,069	1

Net earned premiums	1,599	1,608	(1)	6,419	6,516	(1)
Claim and claim adjustment expenses	1,401	1,873	25	5,053	6,010	16
Acquisition expenses	285	273	(4)	1,229	1,199	(3)
Underwriting expenses	151	203	26	833	914	9
Policyholders’ dividends	3	6	50	15	34	56

Underwriting loss	(241)	(747)	68	(711)	(1,641)	57
Net investment income (1)	484	567	(15)	1,847	2,202	(16)
Other expenses	(33)	(64)	48	(121)	(89)	(36)
Income tax (expense) benefit	(22)	7	N/M	(245)	90	N/M
Net realized losses	(81)	(62)	(31)	(49)	(12)	N/M

Net income (loss)	$107	$(299)	136%	$721	$550	31%

Financial Ratios
Loss and LAE	87.6%	116.5%		78.7%	92.2%
Acquisition expense	16.7	16.1		17.2	17.0
Underwriting expense	8.9	12.0		13.0	13.0
Policyholders’ dividends	0.2	0.4		0.2	0.5

Expense ratio	25.8	28.5		30.4	30.5

Combined ratio	113.4%	145.0%		109.1%	122.7%

Life Companies
Earned premium	$1	$4		$9	$11
SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	December 31, 2006	December 31, 2005

Property & Casualty Companies
Statutory surplus (2)	$8,131	$6,940

Life Companies
Statutory surplus	$686	$627
Gross life insurance inforce	15,653	20,549

(1)	Includes $125 million and $625 million of dividends from CCC’s life subsidiary, Continental Assurance Company, for the three and twelve months ended December 31, 2005.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/06	12/31/05	12/31/06
Gross Accident Year	68.0%	76.4%	74.8%
Impact of Reinsurance	0.1	(0.1)	(0.4)

Net Accident Year (1)	68.1	76.3	74.4%

Impact of Significant Commutations	1.1	6.2
Impact of Corporate Covers	—	0.7
Impact of Development & Change in Allowance for Uncollectible Reinsurance	0.9	4.3

Net Calendar Year	70.1%	87.5%

	Specialty Lines
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/06	12/31/05	12/31/06
Gross Accident Year	60.4%	63.7%	60.8%
Impact of Reinsurance	(0.1)	(0.3)	(0.4)

Net Accident Year (1)	60.3	63.4	60.4%

Impact of Significant Commutations	—	0.9
Impact of Corporate Covers	—	(0.3)
Impact of Development & Change in Allowance for Uncollectible Reinsurance	0.2	1.3

Net Calendar Year	60.5%	65.3%

	P&C Operations
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/06	12/31/05	12/31/06
Gross Accident Year	65.5%	72.2%	70.2%
Impact of Reinsurance	(0.3)	(0.6)	(0.9)

Net Accident Year (1)	65.2	71.6	69.3%

Impact of Significant Commutations	0.7	4.3
Impact of Corporate Covers	—	0.4
Impact of Development & Change in Allowance for Uncollectible Reinsurance	0.7	3.2

Net Calendar Year	66.6%	79.5%

(1)	The 2006 net accident year loss ratio evaluated at December 31, 2006 includes 1.3 points, 0.2 points, and 0.9 points related to catastrophe losses for Standard Lines, Specialty Lines, and P&C Operations. The 2005 net accident year loss ratio evaluated at December 31, 2006 includes 11.1 points, 1.1 points, and 7.4 points related to catastrophe losses for Standard Lines, Specialty Lines, and P&C Operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Impact of Significant Items

THREE MONTHS ENDED	Standard Lines				Specialty Lines				P&C Operations
DECEMBER 31, 2006
	2006 Results				2006 Results				2006 Results
	Before Impact of	Significant			Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2006 Results	Significant Items	Commutations	Catastrophes	2006 Results	Significant Items	Commutations	Catastrophes	2006 Results

Net earned premiums	$1,103	$—	$—	$1,103	$640	$—	$—	$640	$1,743	$—	$—	$1,743
Net investment income	286	—	—	286	116	—	—	116	402	—	—	402
Other revenues	47	—	—	47	42	—	—	42	89	—	—	89

Total operating revenues	1,436	—	—	1,436	798	—	—	798	2,234	—	—	2,234

Claims, benefits and expenses:
Net incurred claims and benefits	732	48	16	796	386	—	3	389	1,118	48	19	1,185
Policyholders’ dividends	6	—	—	6	1	—	—	1	7	—	—	7
Amortization of deferred acquisition costs	256	—	—	256	143	—	—	143	399	—	—	399
Other insurance related expenses	100	—	—	100	36	—	—	36	136	—	—	136
Other operating expenses	70	—	—	70	36	—	—	36	106	—	—	106

Total claims, benefits and expenses	1,164	48	16	1,228	602	—	3	605	1,766	48	19	1,833

Operating income (loss) before income tax and minority interest	272	(48)	(16)	208	196	—	(3)	193	468	(48)	(19)	401
Income tax (expense) benefit on operating income (loss)	(74)	17	6	(51)	(65)	—	1	(64)	(139)	17	7	(115)
Minority interest	(3)	—	—	(3)	(8)	—	—	(8)	(11)	—	—	(11)

Net operating income (loss) from continuing operations	195	(31)	(10)	154	123	—	(2)	121	318	(31)	(12)	275

Realized investment gains (losses), net of participating policyholders’ and minority interests	82	—	—	82	32	—	—	32	114	—	—	114
Income tax (expense) benefit on realized investment gains (losses)	(23)	—	—	(23)	(12)	—	—	(12)	(35)	—	—	(35)

Net income (loss) from continuing operations	$254	$(31)	$(10)	$213	$143	$—	$(2)	$141	$397	$(31)	$(12)	$354

Financial Ratios
Loss & LAE	66.4%			72.2%	60.2%			60.8%	64.1%			68.0%
Acquisition expense	18.1			18.1	18.8			18.8	18.3			18.3
Underwriting expense	14.1			14.1	9.1			9.1	12.4			12.4
Dividends	0.4			0.4	0.2			0.2	0.3			0.3

Expense ratio, including dividends	32.6			32.6	28.1			28.1	31.0			31.0

Combined ratio	99.0%			104.8%	88.3%			88.9%	95.1%			99.0%

THREE MONTHS ENDED	Corporate & Other Non-Core				Total
DECEMBER 31, 2006
	2006 Results				2006 Results
	Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2006 Results	Significant Items	Commutations	Catastrophes	2006 Results

Net earned premiums	$(3)	$—	$—	$(3)	$1,740	$—	$—	$1,740
Net investment income	94	—	—	94	496	—	—	496
Other revenues	(11)	—	—	(11)	78	—	—	78

Total operating revenues	80	—	—	80	2,314	—	—	2,314

Claims, benefits and expenses:
Net incurred claims and benefits	100	—	—	100	1,218	48	19	1,285
Policyholders’ dividends	—	—	—	—	7	—	—	7
Amortization of deferred acquisition costs	1	—	—	1	400	—	—	400
Other insurance related expenses	(2)	—	—	(2)	134	—	—	134
Other operating expenses	24	—	—	24	130	—	—	130

Total claims, benefits and expenses	123	—	—	123	1,889	48	19	1,956

Operating income (loss) before income tax and minority interest	(43)	—	—	(43)	425	(48)	(19)	358
Income tax (expense) benefit on operating income (loss)	18	—	—	18	(121)	17	7	(97)
Minority interest	(1)	—	—	(1)	(12)	—	—	(12)

Net operating income (loss) from continuing operations	(26)	—	—	(26)	292	(31)	(12)	249

Realized investment gains (losses), net of participating policyholders’ and minority interests	34	—	—	34	148	—	—	148
Income tax (expense) benefit on realized investment gains (losses)	(9)	—	—	(9)	(44)	—	—	(44)

Net income (loss) from continuing operations	$(1)	$—	$—	$(1)	$396	$(31)	$(12)	$353

The commutations reflected above were considered significant based on their impact to net results.

CNA FINANCIAL CORPORATION
Financial Supplement
Impact of Significant Items

TWELVE MONTHS ENDED	Standard Lines				Specialty Lines				P&C Operations
DECEMBER 31, 2006
	2006 Results				2006 Results				2006 Results
	Before Impact of	Significant			Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2006 Results	Significant Items	Commutations	Catastrophes	2006 Results	Significant Items	Commutations	Catastrophes	2006 Results

Net earned premiums	$4,413	$—	$—	$4,413	$2,555	$—	$—	$2,555	$6,968	$—	$—	$6,968
Net investment income	991	—	—	991	403	—	—	403	1,394	—	—	1,394
Other revenues	96	—	—	96	154	—	—	154	250	—	—	250

Total operating revenues	5,500	—	—	5,500	3,112	—	—	3,112	8,612	—	—	8,612

Claims, benefits and expenses:
Net incurred claims and benefits	2,991	48	54	3,093	1,541	—	5	1,546	4,532	48	59	4,639
Policyholders’ dividends	18	—	—	18	4	—	—	4	22	—	—	22
Amortization of deferred acquisition costs	981	—	—	981	538	—	—	538	1,519	—	—	1,519
Other insurance related expenses	398	—	(5)	393	148	—	(3)	145	546	—	(8)	538
Restructuring and other related charges	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses	128	—	—	128	139	—	—	139	267	—	—	267

Total claims, benefits and expenses	4,516	48	49	4,613	2,370	—	2	2,372	6,886	48	51	6,985

Operating income (loss) before income tax and minority interest	984	(48)	(49)	887	742	—	(2)	740	1,726	(48)	(51)	1,627
Income tax (expense) benefit on operating income (loss)	(293)	17	18	(258)	(246)	—	1	(245)	(539)	17	19	(503)
Minority interest	(12)	—	—	(12)	(31)	—	—	(31)	(43)	—	—	(43)

Net operating income (loss) from continuing operations	679	(31)	(31)	617	465	—	(1)	464	1,144	(31)	(32)	1,081

Realized investment gains (losses), net of participating policyholders’ and minority interests	76	—	—	76	28	—	—	28	104	—	—	104
Income tax (expense) benefit on realized investment gains (losses)	(21)	—	—	(21)	(10)	—	—	(10)	(31)	—	—	(31)

Net income (loss) from continuing operations	$734	$(31)	$(31)	$672	$483	$—	$(1)	$482	$1,217	$(31)	$(32)	$1,154

Financial Ratios
Loss & LAE	67.8%			70.1%	60.3%			60.5%	65.0%			66.6%
Acquisition expense	18.2			18.1	18.4			18.3	18.4			18.2
Underwriting expense	13.0			13.0	8.4			8.4	11.3			11.3
Dividends	0.4			0.4	0.2			0.2	0.3			0.3

Expense ratio, including dividends	31.6			31.5	27.0			26.9	30.0			29.8

Combined ratio	99.4%			101.6%	87.3%			87.4%	95.0%			96.4%

TWELVE MONTHS ENDED	Corporate & Other Non-Core				Total
DECEMBER 31, 2006
	2006 Results				2006 Results
	Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2006 Results	Significant Items	Commutations	Catastrophes	2006 Results

Net earned premiums	$(6)	$—	$—	$(6)	$6,962	$—	$—	$6,962
Net investment income	320	—	—	320	1,714	—	—	1,714
Other revenues	(41)	—	—	(41)	209	—	—	209

Total operating revenues	273	—	—	273	8,885	—	—	8,885

Claims, benefits and expenses:
Net incurred claims and benefits	191	—	—	191	4,723	48	59	4,830
Policyholders’ dividends	—	—	—	—	22	—	—	22
Amortization of deferred acquisition costs	1	—	—	1	1,520	—	—	1,520
Other insurance related expenses	18	—	—	18	564	—	(8)	556
Restructuring and other related charges	(13)	—	—	(13)	(13)	—	—	(13)
Other operating expenses	76	—	—	76	343	—	—	343

Total claims, benefits and expenses	273	—	—	273	7,159	48	51	7,258

Operating income (loss) before income tax and minority interest	—	—	—	—	1,726	(48)	(51)	1,627
Income tax (expense) benefit on operating income (loss)	4	—	—	4	(535)	17	19	(499)
Minority interest	(1)	—	—	(1)	(44)	—	—	(44)

Net operating income (loss) from continuing operations	3	—	—	3	1,147	(31)	(32)	1,084

Realized investment gains (losses), net of participating policyholders’ and minority interests	32	—	—	32	136	—	—	136
Income tax (expense) benefit on realized investment gains (losses)	(5)	—	—	(5)	(36)	—	—	(36)

Net income (loss) from continuing operations	$30	$—	$—	$30	$1,247	$(31)	$(32)	$1,184

The commutations reflected above were considered significant based on their impact to net results. During the third quarter of 2006, the Company also commuted a corporate aggregate reinsurance treaty (the CCC Cover) which is not reflected above as it had no impact on net results.

CNA FINANCIAL CORPORATION
Financial Supplement
Impact of Significant Items

THREE MONTHS ENDED	Standard Lines				Specialty Lines				P&C Operations
DECEMBER 31, 2005
	2005 Results				2005 Results				2005 Results
	Before Impact of	Significant			Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2005 Results	Significant Items	Commutations	Catastrophes	2005 Results	Significant Items	Commutations	Catastrophes	2005 Results

Net earned premiums	$1,083	$—	$(6)	$1,077	$644	$—	$—	$644	$1,727	$—	$(6)	$1,721
Net investment income	227	—	—	227	84	—	—	84	311	—	—	311
Other revenues	24	—	—	24	30	—	—	30	54	—	—	54

Total operating revenues	1,334	—	(6)	1,328	758	—	—	758	2,092	—	(6)	2,086

Claims, benefits and expenses:
Net incurred claims and benefits	795	266	46	1,107	432	23	4	459	1,227	289	50	1,566
Policyholders’ dividends	3	—	—	3	1	—	—	1	4	—	—	4
Amortization of deferred acquisition costs	229	—	—	229	142	—	—	142	371	—	—	371
Other insurance related expenses	126	—	—	126	22	—	—	22	148	—	—	148
Other operating expenses	28	—	—	28	27	—	—	27	55	—	—	55

Total claims, benefits and expenses	1,181	266	46	1,493	624	23	4	651	1,805	289	50	2,144

Operating income (loss) before income tax and minority interest	153	(266)	(52)	(165)	134	(23)	(4)	107	287	(289)	(56)	(58)
Income tax (expense) benefit on operating income (loss)	(42)	93	18	69	(42)	8	1	(33)	(84)	101	19	36
Minority interest	(2)	—	—	(2)	(6)	—	—	(6)	(8)	—	—	(8)

Net operating income (loss) from continuing operations	109	(173)	(34)	(98)	86	(15)	(3)	68	195	(188)	(37)	(30)

Realized investment gains (losses), net of participating policyholders’ and minority interests	(51)	—	—	(51)	(11)	—	—	(11)	(62)	—	—	(62)
Income tax (expense) benefit on realized investment gains (losses)	18	—	—	18	4	—	—	4	22	—	—	22

Net income (loss) from continuing operations	$76	$(173)	$(34)	$(131)	$79	$(15)	$(3)	$61	$155	$(188)	$(37)	$(70)

Financial Ratios
Loss & LAE	73.4%			102.8%	67.1%			71.2%	71.1%			91.0%
Acquisition expense	19.0			19.1	19.0			19.0	19.0			19.1
Underwriting expense	13.8			13.9	6.6			6.6	11.0			11.0
Dividends	0.3			0.3	0.1			0.1	0.3			0.3

Expense ratio, including dividends	33.1			33.3	25.7			25.7	30.3			30.4

Combined ratio	106.5%			136.1%	92.8%			96.9%	101.4%			121.4%

THREE MONTHS ENDED	Corporate & Other Non-Core				Total
DECEMBER 31, 2005
	2005 Results				2005 Results
	Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2005 Results	Significant Items	Commutations	Catastrophes	2005 Results

Net earned premiums	$(1)	$—	$—	$(1)	$1,726	$—	$(6)	$1,720
Net investment income	74	—	—	74	385	—	—	385
Other revenues	(11)	—	—	(11)	43	—	—	43

Total operating revenues	62	—	—	62	2,154	—	(6)	2,148

Claims, benefits and expenses:
Net incurred claims and benefits	178	63	—	241	1,405	352	50	1,807
Policyholders’ dividends	—	—	—	—	4	—	—	4
Amortization of deferred acquisition costs	—	—	—	—	371	—	—	371
Other insurance related expenses	14	—	—	14	162	—	—	162
Other operating expenses	6	(8)	—	(2)	61	(8)	—	53

Total claims, benefits and expenses	198	55	—	253	2,003	344	50	2,397

Operating income (loss) before income tax and minority interest	(136)	(55)	—	(191)	151	(344)	(56)	(249)
Income tax (expense) benefit on operating income (loss)	51	20	—	71	(33)	121	19	107
Minority interest	—	—	—	—	(8)	—	—	(8)

Net operating income (losses) from continuing operations	(85)	(35)	—	(120)	110	(223)	(37)	(150)

Realized investment gains (losses), net of participating policyholders’ and minority interests	—	—	—	—	(62)	—	—	(62)
Income tax (expense) benefit on realized investment gains (losses)	—	—	—	—	22	—	—	22

Net income (loss) from continuing operations	$(85)	$(35)	$—	$(120)	$70	$(223)	$(37)	$(190)

The commutations reflected above were considered significant based on their impact to net results.

CNA FINANCIAL CORPORATION
Financial Supplement
Impact of Significant Items

TWELVE MONTHS ENDED	Standard Lines				Specialty Lines				P&C Operations
DECEMBER 31, 2005
	2005 Results				2005 Results				2005 Results
	Before Impact of	Significant			Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2005 Results	Significant Items	Commutations	Catastrophes	2005 Results	Significant Items	Commutations	Catastrophes	2005 Results

Net earned premiums	$4,437	$—	$(27)	$4,410	$2,475	$—	$—	$2,475	$6,912	$—	$(27)	$6,885
Net investment income	767	—	—	767	281	—	—	281	1,048	—	—	1,048
Other revenues	98	—	—	98	124	—	—	124	222	—	—	222

Total operating revenues	5,302	—	(27)	5,275	2,880	—	—	2,880	8,182	—	(27)	8,155

Claims, benefits and expenses:
Net incurred claims and benefits	3,121	266	470	3,857	1,571	23	23	1,617	4,692	289	493	5,474
Policyholders’ dividends	19	—	—	19	4	—	—	4	23	—	—	23
Amortization of deferred acquisition costs	986	—	—	986	532	—	—	532	1,518	—	—	1,518
Other insurance related expenses	453	—	(9)	444	113	—	2	115	566	—	(7)	559
Other operating expenses	110	—	—	110	108	—	—	108	218	—	—	218

Total claims, benefits and expenses	4,689	266	461	5,416	2,328	23	25	2,376	7,017	289	486	7,792

Operating income (loss) before income tax and minority interest	613	(266)	(488)	(141)	552	(23)	(25)	504	1,165	(289)	(513)	363
Income tax (expense) benefit on operating income (loss)	(153)	93	170	110	(171)	8	9	(154)	(324)	101	179	(44)
Minority interest	(10)	—	—	(10)	(14)	—	—	(14)	(24)	—	—	(24)

Net operating income (loss) from continuing operations	450	(173)	(318)	(41)	367	(15)	(16)	336	817	(188)	(334)	295

Realized investment gains (losses), net of participating policyholders’ and minority interests	20	—	—	20	14	—	—	14	34	—	—	34
Income tax (expense) benefit on realized investment gains (losses)	(11)	—	—	(11)	(2)	—	—	(2)	(13)	—	—	(13)

Net income (loss) from continuing operations	$459	$(173)	$(318)	$(32)	$379	$(15)	$(16)	$348	$838	$(188)	$(334)	$316

Financial Ratios
Loss & LAE	70.3%			87.5%	63.5%			65.3%	67.9%			79.5%
Acquisition expense	19.9			19.8	19.4			19.5	19.7			19.7
Underwriting expense	12.6			12.6	6.6			6.6	10.5			10.5
Dividends	0.4			0.4	0.2			0.2	0.3			0.3

Expense ratio, including dividends	32.9			32.8	26.2			26.3	30.5			30.5

Combined ratio	103.2%			120.3%	89.7%			91.6%	98.4%			110.0%

TWELVE MONTHS ENDED		Corporate & Other Non-Core			Total
DECEMBER 31, 2005
	2005 Results				2005 Results
	Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2005 Results	Significant Items	Commutations	Catastrophes	2005 Results

Net earned premiums	$(20)	$—	$—	$(20)	$6,892	$—	$(27)	$6,865
Net investment income	251	—	—	251	1,299	—	—	1,299
Other revenues	94	—	—	94	316	—	—	316

Total operating revenues	325	—	—	325	8,507	—	(27)	8,480

Claims, benefits and expenses:
Net incurred claims and benefits	222	119	—	341	4,914	408	493	5,815
Policyholders’ dividends	—	—	—	—	23	—	—	23
Amortization of deferred acquisition costs	3	—	—	3	1,521	—	—	1,521
Other insurance related expenses	13	—	—	13	579	—	(7)	572
Other operating expenses	58	(8)	—	50	276	(8)	—	268

Total claims, benefits and expenses	296	111	—	407	7,313	400	486	8,199

Operating income (loss) before income tax and minority interest	29	(111)	—	(82)	1,194	(400)	(513)	281
Income tax (expense) benefit on operating income (loss)	51	40	—	91	(273)	141	179	47
Minority interest	—	—	—	—	(24)	—	—	(24)

Net operating income (loss) from continuing operations	80	(71)	—	9	897	(259)	(334)	304

Realized investment gains (losses), net of participating policyholders’ and minority interests	(14)	—	—	(14)	20	—	—	20
Income tax (expense) benefit on realized investment gains (losses)	2	—	—	2	(11)	—	—	(11)

Net income (loss) from continuing operations	$68	$(71)	$—	$(3)	$906	$(259)	$(334)	$313

The commutations reflected above were considered significant based on their impact to net results.

CNA FINANCIAL CORPORATION
Financial Supplement
Asbestos Summary by Policyholder Category

DECEMBER 31, 2006		Net Paid
		(Recovered)	Net Asbestos	Percent of
	Number of	Losses in 2006	Reserves	Asbestos Net
	Policyholders	(In millions)	(In millions)	Reserves

Policyholders with Settlement Agreements
Structured Settlements	15	$22	$171	12%
Wellington	3	(1)	14	1
Coverage in Place	37	(18)	79	5
Fibreboard	1	—	53	4

Total with Settlement Agreements	56	3	317	22

Other Policyholders with Active Accounts
Large Asbestos Accounts	220	76	254	17
Small Asbestos Accounts	1,080	17	101	7

Total Other Policyholders	1,300	93	355	24

Assumed Reinsurance & Pools		6	141	10

Unassigned incurred but not reported (IBNR) (1)			639	44

Total	1,356	$102	$1,452	100%

(1)	IBNR reserves relate to potential development on accounts that have not settled and potential future claims from unidentified policyholders.